UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 1, 2016

INTELLIGENT CLOUD RESOURCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-202294	N/A
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8717 N. Mattox Rd. #C198

Kansas City, MO 64154

(Address of principal executive offices)

(647) 478-6385

 (Registrant's telephone number, including area code)

    N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

Intelligent Cloud Resources, Inc. (the “Company”) amended its Articles of Incorporation with the State of Nevada in order to effectuate a fifteen for one forward stock split and to increase the authorized shares of common stock from 7,500,000 to 100,000,000 (the “Amendments”). The board of directors of the Company approved the Amendments on August 1, 2015. The shareholders of the Company approved of the Amendments by written consent on August 1, 2015. The Amendments became effective on August 1, 2016. We are awaiting approval from FINRA.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment, stating the fifteen for one forward stock split and increasing the authorized shares of common stock of the Company from 7,500,000 to 100,000,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 8, 2016

Intelligent Cloud Resources, Inc.

/S/ Fatima Khan
By: Fatima Khan
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document Description
3.1	Certificate of Amendment, stating the fifteen for one forward stock split and increasing the authorized shares of common stock of the Company from 7,500,000 to 100,000,000.

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